SUBSIDIARIES OF ALLIANCE CAPITAL

Alliance Capital Management Corporation of Delaware

(Delaware)

ACM Software Services Ltd.

(Delaware)

Alliance Capital Asset Management (India) Private Ltd.

(India)

Alliance Capital Australia Limited

(Australia)

Alliance Capital Management Australia Limited

(Australia)

Alliance Capital Management New Zealand Limited

(New Zealand)

Alliance Capital Management (Asia) Ltd.

(Delaware)

Alliance Capital (Mauritius) Private Limited

(Mauritius)

Alliance Corporate Finance Group Incorporated

(Delaware)

Alliance Capital Latin America Ltda.

(Brazil)

ACAM Trust Company Private Limited

(India)

Alliance Capital Management Canada, Inc.

(Canada)

Alliance Capital (Luxembourg) S.A.

(Luxembourg)

Alliance Eastern Europe Inc.

(Delaware)

Alliance Capital Global Derivatives Corporation

(Delaware)

Alliance Barra Research Institute, Inc.

(Delaware)

Alliance Fund Distributors, Inc.

(Delaware)

Alliance Global Investor Services, Inc.

(Delaware)

Alliance Capital Oceanic Corporation

(Delaware)

Alliance Capital Management (Japan) Inc.

(Delaware)

Alliance Capital Asset Management (Japan) Ltd.

(Japan)

ACM Global Investor Services S.A.

(Luxembourg)

ACM Fund Services (Espana) S.L.

(Spain)

ACM International (France ) SAS

(France)

Alliance Capital Limited

(UK)

Alliance Capital Services Limited

(UK)

Cursitor Alliance LLC

(Delaware)

Alliance-Cecogest S.A.

(France)

Cursitor-Eaton Asset Management Company

(New York)

Cursitor Alliance Holdings Limited

(UK)

Cursitor Management Co. SA

(Luxembourg)

Alliance Asset Allocation Limited

(UK)

Dimensional Trust Management Limited

(UK)

Draycott Partners, Ltd.

(Massachusetts)

Cursitor Alliance Services Limited

(UK)

Meiji-Alliance Capital Corporation

(Delaware)

New-Alliance Asset Management (Asia) Limited

(Hong Kong)

ACM New-Alliance (Luxembourg) S.A.

(Luxembourg)

Alliance Capital Management (Singapore) Ltd.

(Singapore)

Alliance Capital Management (Proprietary) Limited

(South Africa)

Alliance-Odyssey Capital Management (Namibia)(Proprietary) Limited

(Namibia)

Alliance-MBCA Capital (Private) Limited

(Zimbabwe)

Alliance Capital Whittingdale Limited

(UK)

ACM Investments Limited

(UK)

Whittingdale Holdings Limited

(UK)

Whittingdale Nominees Limited

(UK)

Alliance Capital Management LLC

(Delaware)

Sanford C. Bernstein & Co., LLC

(Delaware)

Sanford C. Bernstein Limited

(UK)

Sanford C. Bernstein Proprietary Limited

(Australia)

Sanford C. Bernstein (CREST Nominees) Limited

(UK)